                          THE GREATER CHINA FUND, INC.
                           C/O BRINSON ADVISORS, INC.
                               51 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019



                                                                 March 25, 2002

To the Stockholders:

     The Annual Meeting of Stockholders of The Greater China Fund, Inc. (the "Fund") is to be held at 11:00 A.M. on May 14, 2002, at the offices of the administrator, Brinson Advisors, Inc., 51 West 52nd Street, 16th Floor, Room D, New York, New York 10019. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card so your vote can be cast at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

     At the Annual Meeting, stockholders will elect certain of the Fund's Directors whose terms expire in 2002. There will also be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that stockholders re-elect Messrs. Richard
B. Bradley and Hugh G. Lynch who are standing for election as Directors of the Fund.


                                        Respectfully,





[RONALD G. M. WATT GRAPHIC OMITTED]       [RICHARD BRADLEY GRAPHIC OMITTED]





RONALD G.M. WATT                               RICHARD  B. BRADLEY
President                                      Chairman of the Board






-------------------------------------------------------------------------------
 STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE
 ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT
 THE MEETING. THIS IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.
-------------------------------------------------------------------------------

                          THE GREATER CHINA FUND, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
THE GREATER CHINA FUND, INC.:

     Notice is hereby given that the Annual Meeting of the Stockholders of The Greater China Fund, Inc. (the "Fund") will be held at the offices of the administrator, Brinson Advisors, Inc., 51 West 52nd Street, 16th Floor, Room D, New York, New York 10019 on May 14, 2002 at 11:00 A.M. for the following purposes:

     (1) To elect two Class II Directors to serve for a term expiring on the date of the Annual Meeting of Stockholders in 2005 or until their respective successors shall have been duly elected and qualified.

     (2) To consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

     Holders of record of the shares of common stock of the Fund at the close of business on March 19, 2002 are entitled to vote at the meeting or any adjournments thereof.



                                        By order of the Board of Directors,


                                       [PAUL SCHUBERT GRAPHIC OMITTED]




                                        PAUL H. SCHUBERT
                                        Secretary

March 25, 2002

--------------------------------------------------------------------------------
 IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN
 IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS
 INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.
--------------------------------------------------------------------------------

                               ------------------
                                 PROXY STATEMENT
                               ------------------

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Greater China Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of the administrator, Brinson Advisors, Inc., 51 West 52nd Street, 16th Floor, Room D, New York, New York 10019 on May 14, 2002, at 11:00 A.M., and at any adjournments thereof.

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about March 26, 2002. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, according to the Board of Directors' recommendation for the proposal referred to in the Proxy Statement. Any stockholder giving a proxy has the power to revoke it by mail (addressed to Paul H. Schubert, Secretary to the Fund, c/o Brinson Advisors, Inc., 51 West 52nd Street, New York, New York 10019) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.

     Holders of record of the common stock of the Fund at the close of business on March 19, 2002, will be entitled to one vote per share on all business of the meeting and any adjournments. There were 12,593,049 shares of common stock outstanding on the record date. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.


                            (1) ELECTION OF DIRECTORS


     The Fund's Board of Directors has been divided into three classes, the term of one of which expires each year. The terms of Messrs. Richard B. Bradley and Hugh G. Lynch, constituting Class II Directors, expire at the 2002 Annual Meeting of Stockholders.

     Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as Directors of the Fund to serve as Class II Directors of the Fund for a term expiring on the date of the 2005 Annual Meeting of Stockholders, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED BELOW.


                                    CLASS II

                               Richard B. Bradley
                                  Hugh G. Lynch

REQUIRED VOTE

     Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE TWO DIRECTOR NOMINEES.

INFORMATION CONCERNING NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS


     The following table sets forth certain information concerning each of the Directors and nominees for Director of the Fund. Each of the nominees is currently a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.


                                                                                               SHARES
                                                                                  YEAR      BENEFICIALLY
                                         PRESENT OFFICE WITH THE FUND;            FIRST       OWNED ON    PERCENT
                                         BUSINESS EXPERIENCE DURING THE          BECAME      MARCH 11,      OF
NAME (AGE)                         PAST FIVE YEARS AND CURRENT DIRECTORSHIPS   A DIRECTOR     2002(1)      CLASS
--------------------------------- ------------------------------------------- ------------ ------------- --------
Edward Y. Baker (67) ............ Director; Consultant; Chairman, SSgA        1992             1,000         (2)
                                  Canada Advisory Committee; Trustee,
                                  Rogers Sugar Income Fund; previously
                                  President, Chief Executive Officer,
                                  HOOPP Investment Management
                                  Limited and Chief Investment Officer,
                                  Hospitals of Ontario Pension Fund.

Richard B. Bradley (64) ......... Chairman and Director; Director of The      1992             2,000         (2)
                                  Aberdeen New Dawn Investment
                                  Trust Limited; Director of Sports
                                  Adviser, Plc; previously Group
                                  Managing Director of Asia Equity
                                  Holdings.

John A. Bult (65)* .............. Director; Chairman of PaineWebber           1992             6,059         (2)
                                  International Inc.; Director of The
                                  Germany Fund, Inc.; The New
                                  Germany Fund, Inc.; The Central
                                  European Equity Fund, Inc.; The
                                  France Growth Fund, Inc.

Richard Graham (43)* ............ Director; Director and Head of              1993               380         (2)
                                  Institutional Marketing and Director
                                  Asset Allocation Team, Baring Asset
                                  Management; Director of Care for
                                  Children; Member of Executive
                                  Council China Britain Business
                                  Council; previously head of ING
                                  Barings Group in China and Chairman
                                  of the British Chamber of Commerce
                                  in Shanghai.

John A. Hawkins (59) ............ Director; Formerly an executive with the    1992             1,000         (2)
                                  Bank of Bermuda Ltd.; retired on
                                  June 30, 2001 after 25 years' service
                                  with the group as Executive Vice
                                  President of Private Clients; Director
                                  of All Points Multi-Manager Plc,
                                  Edinburgh Pacific & Income Trust
                                  Ltd., SR Global Fund Inc., MW Japan
                                  Fund Ltd., MW Nippon Fund Ltd. and
                                  Liberty Ermitage Seltz Fund Ltd.
                                                                                   (table continued on next page)

                                                                                                SHARES
                                                                                   YEAR      BENEFICIALLY
                                          PRESENT OFFICE WITH THE FUND;            FIRST       OWNED ON    PERCENT
                                          BUSINESS EXPERIENCE DURING THE          BECAME      MARCH 11,      OF
NAME (AGE)                          PAST FIVE YEARS AND CURRENT DIRECTORSHIPS   A DIRECTOR     2002(1)      CLASS
---------------------------------- ------------------------------------------- ------------ ------------- --------
Hugh G. Lynch (64) ............... Director; Trustee of Morgan Grenfell        2000              1,011        (2)
                                   Investment Trust; previously Managing
                                   Director of International Investments
                                   at General Motors Asset Management.

Jonathan J.K. Taylor (58) ........ Director; Chairman and Managing             1992              2,000        (2)
                                   Director of Dragon Partners Limited;
                                   Director, Schroder Japan Growth Fund
                                   Limited; Director, Onyx Country
                                   Estates Limited; Director, AVK
                                   Securities & Finance Ltd. (Russia).

Tak Lung Tsim (55) ............... Director; Principal, T.L. Tsim &            1992              2,000        (2)
                                   Associates Ltd.; Member of Li Po
                                   Chun United World College of Hong
                                   Kong; Director of Playmates
                                   Interactive Entertainment Limited;
                                   Director of New-Alliance Asset
                                   Management (Asia) Ltd.; Director of
                                   Far Eastern Polychem Industries; and
                                   Director of China Medical Sciences
                                   Ltd.
All Directors and Officers
as a group .......................                                                              15,450        (2)

----------
* Directors considered by the Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager. Mr. Graham is deemed to be an interested person due to his affiliation with the Fund's investment manager, Baring Asset Management (Asia) Ltd., 19/F Edinburgh Tower, 15 Queen's Road Central, Hong Kong, or affiliates thereof. Mr. Bult is deemed to be an interested person because of his affiliation with affiliates of UBS PaineWebber Incorporated, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund's shares.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2)   Represents less than 1% of the Fund's outstanding common stock.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the best of the Fund's knowledge, as of March 19, 2002, the only persons to have beneficial ownership of more than 5% of the outstanding voting stock are as follows:


             NAME AND ADDRESS                    AMOUNT OF
              OF BENEFICIAL                     BENEFICIAL          PERCENTAGE OF
                  OWNER                          OWNERSHIP        OUTSTANDING SHARES
-----------------------------------------   ------------------   -------------------
 President & Fellows of Harvard College     2,622,116 shares             20.8%
  c/o Harvard Management Co., Inc.
  600 Atlantic Avenue
  Boston, MA 02210
 City of London Investment Management       1,270,700 shares             10.1%
  Company Limited
  10 Eastcheap
  London EC3M ILX
  England

COMMITTEES OF THE BOARD--BOARD MEETINGS

     The Board of Directors of the Fund has an Executive Committee, an Audit Committee and a Nominating Committee.

     The Board of Directors of the Fund met four times during the fiscal period ended December 31, 2001. During such period each Director attended all meetings of the Board of Directors and the committees of the Board on which they served.



EXECUTIVE COMMITTEE

     The Board has an Executive Committee consisting of Messrs. Baker, Bradley and Taylor. The Executive Committee met once during the fiscal period ended December 31, 2001.


AUDIT COMMITTEE

     The Board has an Audit Committee consisting of Messrs. Baker, Bradley, Hawkins, Lynch and Tsim, each of whom is not an interested person of the Fund or of Baring Asset Management (Asia) Ltd. within the meaning of Section 2(a)(19) of the 1940 Act (a "Noninterested Director") and is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. The Audit Committee met three times during the fiscal period ended December 31, 2001. The Audit Committee reviews with management and the independent auditors for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent auditors, recommends the selection of independent auditors for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices. The Audit Committee has adopted a written charter, a copy of which is attached as Appendix A to this Proxy Statement.

     The Audit Committee has reviewed and discussed the audited financial statements of the Fund with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has received the written disclosures and the letter from the independent auditors required by

Independence Standards Board Standard No. 1, (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent auditors the independent auditors independence. Based on such review and these discussions, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's Annual Report to stockholders for the fiscal year ended December 31, 2001.


NOMINATING COMMITTEE

     The Board has a Nominating Committee consisting of Messrs. Baker, Bradley and Bult. The Nominating Committee met once during the fiscal period end December 31, 2001. The Nominating Committee is responsible for selecting the Fund's nominees to be submitted to the stockholders for election as Directors of the Fund each year and for selecting persons to be submitted to the Board of Directors for election to fill interim vacancies on the Board. The Nominating Committee will consider nominees recommended by stockholders; provided that such recommendations are made in writing to the address and by the date specified below for stockholder proposals to be presented at the 2003 Annual Meeting of Stockholders of the Fund.


EXECUTIVE OFFICERS

     The following people are executive officers of the Fund:


                                            PRESENT OFFICE WITH THE FUND;               YEAR FIRST
                                            BUSINESS EXPERIENCE DURING THE                BECAME
NAME (AGE)                            PAST FIVE YEARS AND CURRENT DIRECTORSHIPS        AN OFFICER(*)
-------------------------------   -------------------------------------------------   --------------
Ronald G.M. Watt (55) .........   President; Director of Institutional and Mutual           1998
                                  Fund Group of Baring Asset Management
                                  Limited.

Sam Lau (32) ..................   Vice President; Director of Institutional Group           1999
                                  of Baring Asset Management (Asia) Limited.

Paul H. Schubert (39) .........   Treasurer and Secretary; Executive Director and           1999
                                  Head of the Mutual Fund Finance
                                  Department of Brinson Advisors Inc.;
                                  Treasurer for other investment companies for
                                  which Brinson Advisors Inc. serves as
                                  investment adviser/administrator.

Kevin J. Mahoney (36) .........   Vice President; Director and Senior Manager of            2001
                                  the Mutual Fund Finance Department of
                                  Brinson Advisors, Inc., Vice President and
                                  Assistant Treasurer for investment companies
                                  for which Brinson Advisors, Inc. serves as
                                  investment adviser/administrator.

----------
(*) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified and all other officers hold office at the discretion of the Directors.

TRANSACTIONS WITH AND COMPENSATION OF DIRECTORS AND OFFICERS

     The officers receive no compensation from the Fund. The Directors who are "interested persons" of the Fund or of the Fund's investment manager, Baring Asset Management (Asia) Ltd., receive no compensation from the Fund. The following table provides information regarding the compensation paid by the Fund for the fiscal year ended December 31, 2001 to the persons who were Noninterested Directors during such period:


                                                   PENSION OR RETIREMENT        ESTIMATED        TOTAL COMPENSATION
                                    AGGREGATE         BENEFITS ACCRUED       ANNUAL BENEFITS       FROM FUND AND
                                  COMPENSATION           AS PART OF                UPON          FUND COMPLEX PAID
       NAME OF DIRECTOR             FROM FUND          FUND EXPENSES            RETIREMENT          TO DIRECTORS
------------------------------   --------------   -----------------------   -----------------   -------------------
Edward Y. Baker ..............       $16,000                  --                     --                $16,000
Richard B. Bradley ...........       $16,000                  --                     --                $16,000
John A. Hawkins ..............       $16,000                  --                     --                $16,000
Hugh G. Lynch ................       $16,000                  --                     --                $16,000
Jonathan J.K. Taylor .........       $16,000                  --                     --                $16,000
Tak Lung Tsim ................       $16,000                  --                     --                $16,000

     The Directors of the Fund do not receive any pension or retirement benefits from the Fund. Each Noninterested Director receives fees, paid by the Fund, of up to $2,000 per Directors' meeting attended and an annual Director's fee of $10,000.

     The Fund's investment manager supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund, and receives a management fee for its services. Several of the Fund's officers and Directors are also officers, directors, employees or stockholders of the Fund's investment manager or its affiliates.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 as applied to the Fund requires the Fund's officers and Directors, persons who beneficially own more than ten percent of a registered class of the Fund's own equity securities and certain other persons to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the New York Stock Exchange. Based solely upon its review of the copies of such forms furnished to it, and written representations from certain reporting persons that no Forms 5 were required for those persons, all filings applicable to the Fund's officers Directors and ten percent Stockholders were made.


INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Fund (as defined in the 1940 Act), has selected Ernst & Young LLP ("Ernst & Young") as the independent auditors to audit the accounts of the Fund for the fiscal year ended December 31, 2002. Ernst & Young served as independent auditors to audit the Fund's accounts for the fiscal year ended 2001. The Board does not know of any direct or indirect financial interest of Ernst & Young in the Fund.

     A representative of Ernst & Young will be present at the meeting, will have the opportunity to make a statement if he desires to do so, and will be available to answer questions.

CHANGE OF ACCOUNTANTS

     Ernst & Young was hired on July 27, 2001, to replace PricewaterhouseCoopers LLP ("PWC"), the Fund's independent auditors who resigned as the Fund's independent auditors effective June 4, 2001. The appointment of Ernst & Young was recommended by the Fund's Audit Committee and approved by the Executive Committee of the Board of Directors of the Fund on July 26, 2001. It is not expected that PWC will be present at the Meeting to make a statement or respond to questions.

     PWC resigned because it was no longer considered "independent" of the Fund under revised auditor independence standards. The report of PWC on the financial statements of the Fund as of December 31, 2000 and 1999, and for the fiscal years ended December 31, 2000 and December 31, 1999, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's two most recent fiscal years and the subsequent interim period preceding PWC's resignation, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, nor were there any "reportable events" (as such term is defined in Regulation S-K of the Securities Act of 1933).


AUDIT FEES

     Audit fees billed to the Fund by Ernst & Young in connection with the Fund's annual audit for the year ended December 31, 2001 totaled $40,000.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Ernst & Young was not engaged by the Fund, its investment manager, or any entity controlling, controlled by, or under common control with the investment manager that provides services to the Fund, to provide financial information systems design or implementation services.


ALL OTHER FEES

     The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by Ernst & Young to the Fund, its investment manager, or entities controlling, controlled by or under common control with the investment manager that provide services to the Fund for the fiscal year ended December 31, 2001 was $4,000. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young.


                                (2) OTHER MATTERS

     The Board of Directors is not aware of any other business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.


MISCELLANEOUS

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of Brinson Advisors, Inc., the Fund's Administrator, or PFPC Inc., the Fund's Transfer Agent. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's officers or personnel of the Administrator or the Transfer

Agent in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST. Requests should be directed by mail to the Fund's Transfer Agent, PFPC Inc., PO Box 8030, Boston, Massachusetts 02266-8030 or by telephone to (800) 331-1710.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by May 14, 2002, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.


STOCKHOLDER PROPOSALS

     Any proposal by a stockholder of the Fund intended to be presented at the 2003 Annual Meeting of Stockholders of the Fund must be received by Paul H. Schubert, Secretary of the Fund, c/o Brinson Advisors, Inc., 51 West 52nd Street, New York, New York 10019, not later than November 25, 2002.


                                    By order of the Board of Directors,


                                   [PAUL SCHUBERT GRAPHIC OMITTED]



                                    PAUL H. SCHUBERT
                                    Secretary
51 West 52nd Street
New York, New York 10019
March 25, 2002

                                                                     APPENDIX A


                             THE GREATER CHINA FUND
                             AUDIT COMMITTEE CHARTER


ORGANIZATION

     There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.


STATEMENT OF POLICY

     The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.


RESPONSIBILITIES

     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the audit committee will:

     o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

     o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     o Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

     o Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

     o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluations of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

     o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

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